CENTURY CASINOS, INC.
                          200 - 220 East Bennett Avenue
                             Cripple Creek, CO 80813

                                 PROXY STATEMENT

                         Annual Meeting of Stockholders
                            To Be Held June 15, 2000


                                   IN GENERAL

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Century Casinos, Inc. (the "Company"), to be used at the Annual Meeting of Stockholders (the "Meeting") to be held on Thursday, June 15, 2000, at the offices of the Millennium Casino in Prague, Czech Republic, at 6:00 p.m. Central European Time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The enclosed material was mailed on or about April 27, 2000, to stockholders of the Company.

         The shares covered by the enclosed proxy, if received by the Board of Directors prior to the Meeting, will be voted in favor of the election of the nominees to the Board of Directors named in this proxy statement and for all the other proposals set forth in the notice. A proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company at the above address or by a subsequently executed proxy. Stockholders may vote their shares in person if they attend the Meeting, even if they have executed and returned a proxy. If no instructions are indicated on the proxy, the shares will be voted in favor of the proposals to be considered at the Meeting.

         The matters to be brought before the Meeting are the election of two Class III directors of the Board of Directors; to consider and act upon a proposal to ratify the Board of Directors' approval of a First Supplement to Rights Agreement; and the transaction of such other business as may come before the Meeting.

         Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited by mail, and, in addition, directors, officers and regular employees of the Company (who will not receive any additional compensation) may solicit proxies personally, by telephone or by special correspondence. The Company will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of the Company's common stock.

VOTING SECURITIES

         Only stockholders of record at the close of business on April 25, 2000, will be entitled to vote at the Meeting. On that date, there were issued and
outstanding       14,483,801      shares of the Company's  $.01 par value common
stock, the only class of voting securities of the Company. Each share of common stock is entitled to one vote per share. Cumulative voting in the election of directors is not permitted.

         A majority of the number of the outstanding shares of common stock, represented either in person or by proxy, will constitute a quorum for the transaction of business at the Meeting. Of the votes cast at the Meeting, a vote of the holders of a majority of the common stock present, either in person or by proxy, is required to elect each director nominee and to adopt the proposals.

         In accordance with Delaware law, a stockholder entitled to vote for the election of directors can withhold authority to vote for certain nominees for director. Abstentions are counted for purposes of determining a quorum to conduct business, but are ignored in vote tabulation, thereby increasing the number of votes necessary to approve any proposal. The inspectors of election will treat any shares held by brokers or nominees for which they have no discretionary power to vote on a particular matter and for which they have received no instructions from the beneficial owners or persons entitled to vote ("broker non-votes") as shares that are present for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matters as to which the broker has indicated on the Proxy that it does not have discretionary authority to vote, those shares will be treated as not entitled to vote with respect to that matter (even though those shares may be entitled to vote on other matters). Broker non-votes will have no effect on determining the outcome of the election of directors.

         All shares of Common Stock will vote as a single class. Neither the Company's Certificate of Incorporation nor its Bylaws provide for cumulative voting rights.

         The following table sets forth information as of March 15, 2000, concerning record common stock ownership by beneficial owners of five percent or more of the Company's common stock and the officers and directors of the Company. All of the named persons below, other than Thomas Graf and Lloyd I. Miller, III, are officers or directors of the Company.

------------------------ --------------------------------- --------------------- -----------

                          Name and Address of              Amount and Nature of    Percent of
  Title of Class           Beneficial Owner                Beneficial Ownership      Class
  --------------           ----------------                --------------------      -----

======================== ================================= ===================== =============
Common Stock,            Erwin Haitzmann                      1,933,669 (a)           12.3%
$.01 par value           200-220 E. Bennett Ave.
                         Cripple Creek, CO  80813

------------------------ --------------------------------- --------------------- -------------

Common Stock,            Peter Hoetzinger                     1,156,728 (b)            7.6%
$.01 par value           200-220 E. Bennett Ave.
                         Cripple Creek, CO  80813

------------------------ --------------------------------- --------------------- -------------

Common Stock,            James D. Forbes                       989,264 (c)             6.6%
$.01 par value           200-220 E. Bennett Ave.
                         Cripple Creek, CO  80813

------------------------ --------------------------------- --------------------- -------------

Common Stock,            Robert S. Eichberg                    50,000 (d)              (e)
$.01 par value           1801 California St. Ste 4650
                         Denver, CO  80202

------------------------ --------------------------------- --------------------- -------------

Common Stock,            Gottfried Schellmann                  89,000 (f)              (e)
$.01 par value           Lerchengasse 2
                         2340 Moedling, Austria

------------------------ --------------------------------- --------------------- -------------

Common Stock,            Larry Hannappel                       42,500 (g)              (e)
$.01 par value           200-220 E. Bennett Ave.
                         Cripple Creek, CO  80813

------------------------ --------------------------------- --------------------- -------------

Common Stock,            All Officers and Directors             4,261,161             24.6%
$.01 par value           as a Group (six persons)

------------------------ --------------------------------- --------------------- -------------

Common Stock,            Thomas Graf                            2,582,200             17.8%
$.01 par value           Liechtensteinstrasse 54
                         A-2344 Maria Enzersdorf
                         Austria

------------------------ --------------------------------- --------------------- -------------

Common Stock,            Lloyd I. Miller, III                   2,219,365             15.3%
$.01 par value           4550 Gordon Drive
                         Naples, FL 34102

------------------------ --------------------------------- --------------------- -------------
----------------

                                       3

(a) Includes: (i) an incentive stock option for 130,000 shares exercisable at $1.50 per share; (ii) an incentive stock option for 183,333 shares exercisable at $0.75 per share; (iii) a non-statutory stock option for 820,000 shares exercisable at $1.50 per share; and (iv) a non-statutory stock option for 166,667 shares exercisable at $.75 per share.



(b) Includes: (i) an incentive stock option for 130,000 shares exercisable at $1.50 per share; (ii) an incentive stock option for 183,333 shares exercisable at $0.75 per share; (iii) a non-statutory stock option for 413,000 shares exercisable at $1.50 per share; (iv) a non-statutory stock option for 66,667 shares exercisable at $.75 per share; and (v) 100,000 shares held by Mr. Hoetzinger's spouse.

(c) Includes: (i) an incentive stock option for 130,000 shares exercisable at $1.50 per share; (ii) an incentive stock option for 160,000 shares exercisable at $0.75 per share; and (iii) a non-statutory stock option for 328,000 shares exercisable at $1.50 per share.

(d) Includes: (i) an option for 10,000 shares exercisable at $0.938 per share; (ii) an option for 10,000 shares exercisable at $0.75 per share; and (iii) an option for 20,000 shares exercisable beginning February 1, 2001, at 1.00 per share.

(e)      Less than 1%.

(f) Includes: (i) an option for 10,000 shares exercisable at $0.938 per share; (ii) an option for 10,000 shares exercisable at $0.75 per share; and (iii) an option for 20,000 shares exercisable beginning February 1, 2001, at 1.00 per share.

(g) Includes (1) incentive stock options for 10,000 shares exercisable at $0.75 per share; (2) incentive stock options for 22,500 shares exercisable at $1.50 per share, and incentive stock options for 5,000 shares exercisable at $2.25 per share.

                        INFORMATION CONCERNING DIRECTORS
                             AND EXECUTIVE OFFICERS

         Information regarding the Board of Directors and executive officers of the Company, as of April 5, 2000, is as follows:

                                                                    Officer or
Name                     Age       Positions Held                 Director Since

Erwin Haitzmann          46   Chairman of the Board &               March 1994
                              Chief Executive Officer
Peter Hoetzinger         38   Vice Chairman of the Board            March 1994
                              & President

James D. Forbes          42   Assistant Treasurer &                 March 1994
                              Director

Robert S. Eichberg       53   Director                            January 1997

Gottfried Schellmann     45   Director                            January 1997

Dr. Dinah Corbaci        45   Director                              April 2000

Larry Hannappel          47   Chief Accounting Officer            October 1999
                              & Secretary

     Erwin Haitzmann holds a Doctorate degree in Social and Economic Sciences from the University of Linz, Austria (1980), and has 25 years of casino gaming experience ranging from dealer (commencing in 1975) through various casino management positions. Mr. Haitzmann has been employed full-time by the Company since May 1993.

     Peter Hoetzinger received a Masters degree from the University of Linz, Austria, in 1986. He thereafter was employed in several managerial positions in the gaming industry with Austrian casino companies. Mr. Hoetzinger has been employed full-time by the Company since May 1993.

     James D. Forbes, from 1979 to 1993, was employed in several positions in the gaming industry with British and Austrian casino companies. Mr. Forbes has been employed full-time by the Company since February 1993.

     Robert S. Eichberg graduated from Bradley University in 1968 with a B.S. Degree in Accounting and is a Certified Public Accountant. He was employed by the public accounting firm of Deloitte & Touche, LLP from 1974 to 1994, ending his tenure there as Tax Partner. From 1994 to 1996 her served as Tax Partner for the public accounting firm Price Bednar, before joining the public accounting firm of Causey, Demgen & Moore, Inc. in September of 1996, where he has been employed since, as shareholder and President.

     Gottfried Schellmann graduated from University of Vienna with a law degree and is a certified tax advisor in Austria. After having worked for several firms, including KPMG Germany as tax and accounting manager, he formed Schellmann & Partner in 1993, where he has been employed since, which specializes in tax and accounting work for provinces and municipalities in Austria.

He is a member of the International Bar Association. He is also one of the main co-authors, together with certain officers of the Austrian Ministry of Finance, of the Austrian corporate tax code.

     Larry Hannappel holds a B.S. Degree in Accounting from National College, Rapid City, South Dakota (1976) and is a Certified Public Accountant. From 1976 to 1979, he was employed by the public accounting firm of Hamma & Nelson. From 1979 to 1994, he served in various financial management capacities in manufacturing and gaming. Mr. Hannappel has been employed full-time by the Company since 1994. He became Chief Accounting Officer in October 1999, and was appointed as Secretary of the Company in March, 2000.

     Dinah Corbaci holds a Doctorate degree in Law from the University of Salzburg, Austria (1981). She joined IBM Austria in 1984, where she served as Account Manager for large government customers. Since 1995, she has shifted her focus to e-business for large IBM mainframe customers, including the leading Austrian Internet service provider and has been working in the area of e-commerce since.

There are no family relationships between or among the Company's executive officers and directors.

Certain Information Regarding the Board of Directors

     During 1999, on several occasions during the year, the members of the Board of Directors executed unanimous written consents in lieu of meetings, in accordance with Delaware law. The Audit Committee of the Board of Directors (consisting of Messrs. Eichberg and Schellmann), which assesses the Company's system of internal controls and assists in considering the recommendations and performance of the Company's independent accountants, have held one meeting since the date of the last annual meeting in December 1999. The Board of Directors does not have separate Compensation or Nominating Committees.

Executive Compensation

     The table below sets forth executive compensation during 1997, 1998 and 1999 to the Chairman of the Board and Chief Executive Officer of the Company, Erwin Haitzmann, and to all other executive officers who received greater than $100,000 in compensation in 1997, 1998 and 1999.

                                                    SUMMARY COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------------------

                                                                                  AWARDS                        PAYOUTS
------------------------------------------------------------------------------------------------------------------------------
                                                                                          SECURITIES                 ALL
                                                               OTHER                        UNDER-                  OTHER
                                                               ANNUAL   RESTRICTED          LYING         LTIP       COM-
                                                               COMPEN-    STOCK            OPTIONS /      PAY-      PENSA-
           NAME &                       SALARY        BONUS    SATION (a) AWARDS             SARS         OUTS      TION (b)
     PRINCIPAL POSITION          YEAR    ($)           ($)       ($)       ($)                (#)           ($)      ($)
=============================   ====== ========      =======   ======= ==============     ===========    ======   ===========

Erwin .......................    1999   157,519      295,000    59,228             --            --        --        --
Haitzmann,
Chairman of the Board .......    1998   150,000      200,000    59,700             --            --        --        --
and Chief Executive
Officer .....................    1997   130,671       54,632     1,715             --            --        --        --

-----------------------------  ------   -------      -------   -------   --------------   -----------   -------   -------
-----------------------------  ------   -------      -------   -------   --------------   -----------   -------   -------

Peter Hoetzinger, ...........    1999   157,519      295,000    57,812             --            --        --        --
Vice Chairman of the
Board and President .........    1998   150,000      200,000    15,402             --            --        --        --

                                 1997   130,671       54,329       926             --            --        --        --

-----------------------------  ------   -------      -------   -------   --------------   -----------   -------   -------
-----------------------------  ------   -------      -------   -------   --------------   -----------   -------   -------

James D. Forbes, ............    1999   167,479      118,000    56,342             --            --        --       2,250
Assistant Treasurer and
Director ....................    1998   150,000       30,000    41,487             --            --        --       1,724

                                 1997   132,580       47,175     6,377             --            --        --        --

-----------------------------  ------   -------      -------   -------   --------------   -----------   -------   -------

Norbert Teufelberger (c) ....    1999   210,710(d)      --       2,244             --            --     164,735 (e  1,626

                                 1998   150,000      140,000     7,859             --            --        --       1,486

                                 1997   130,671       38,317     3,934             --            --        --        --

-----------------------------  ------   -------      -------   -------   --------------   -----------   -------   -------
------------

(a) Amounts for 1999 and 1998, respectively, include reimbursement for estimated income taxes, associated with perquisites, of $28,725 and $26,721 for Mr. Haitzmann; $28,039 and $6,565 for Mr. Hoetzinger; $12,959 and $11,151 for Mr. Forbes; none and $837 for Mr. Teufelberger.

(b) Consists solely of Company's matching contributions to the 401(k) Savings and Retirement Plan.

(c) Mr. Teufelberger resigned from the Company effective September 30, 1999. Prior to his resignation, he served as the Company's Chief Financial Officer and Secretary and as a Director.

(d) Includes advances forgiven totaling $38,178 and furniture with fair value of $5,631 transferred to Mr. Teufelberger upon his resignation.

(e) On October 15, 1999, Mr. Teufelberger and the Company entered into a Waiver and Release and Consulting Agreement, which provides for a non-competition arrangement covering 18 months for consideration of twelve monthly payments of $14,000, a total of $168,000 during 2000. In March 2000, after making two monthly payments of $14,000 each, the Company exercised its early payment option and satisfied its remaining obligation to Mr. Teufelberger with a lump sum payment of $136,735.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

The table below sets forth information concerning grants of stock options during 1999 to purchase shares of common stock of the Company to any of the named executive officers.

-------------------------- -------------------- ---------------------- ---------------------- ----------------------

                                NUMBER OF
                               SECURITIES            % OF TOTAL
                               UNDERLYING        OPTIONS GRANTED TO
                                 OPTIONS          EMPLOYEES IN 1999       EXERCISE PRICE           EXPIRATION
          NAME                   GRANTED                                     ($/SHARE)                DATE

========================== ==================== ====================== ====================== ======================
Erwin Haitzmann
Chairman of the Board
and Chief Executive
Officer

Incentive Stock Option                 133,333          16.5                   $0.75                  2009

Statutory Stock
Option                                 166,667          20.6                   $0.75                  2009

-------------------------- -------------------- ---------------------- ---------------------- ----------------------

Peter Hoetzinger,
Vice Chairman of the
Board and President

Incentive Stock Option                 133,333          16.5                   $0.75                  2009

Statutory Stock
Option                                  66,667           8.2                   $0.75                  2009



                                       8

-------------------------- -------------------- ---------------------- ---------------------- ----------------------

James D. Forbes,
Assistant Treasurer
and Director

Incentive Stock Option                 110,000          13.6                   $0.75                  2009

-------------------------- -------------------- ---------------------- ---------------------- ----------------------

Norbert Teufelberger (a)

Incentive Stock Option                 133,333          16.5                   $0.75                  2009

Non-statutory Option                    41,667           5.2                   $0.75                  2009

-------------------------------------------------------------------------------------------------------------------

(a)      Mr.  Teufelberger  resigned from the Company  effective  September 30, 1999. Prior to his resignation,  he served as the  Company's  Chief  Financial  Officer  and  Secretary,  and a Director.  All of his  options  expired unexercised upon his resignation.

AGGREGATED  OPTION  EXERCISES  IN LAST  FISCAL  YEAR AND FISCAL  YEAR END OPTION
VALUES

         The following table sets forth the aggregate options held by certain executive officers of the Company. No options were exercised by the specified officers in 1999.

------------------- --------------- -------------- --------------------------------- ---------------------------------
                                                                                           VALUE OF UNEXERCISED
                        SHARES                     NUMBER OF SECURITIES UNDERLYING       IN-THE-MONEY OPTIONS AT
                     ACQUIRED ON        VALUE        OPTIONS AT DECEMBER 31, 1999           DECEMBER 31, 1999
       NAME            EXERCISE       REALIZED        EXERCISABLE/UNEXERCISABLE         EXERCISABLE/UNEXERCISABLE
=================== ============= ============== ================================= =================================
Erwin Haitzmann,
Chairman of the           -             -              1,000,000 / 300,000               $11,750 / 70,500 (a)
Board and Chief
Executive Officer
------------------- ------------- -------------- --------------------------------- ---------------------------------

Peter Hoetzinger,
Vice Chairman of          -             -               593,000 / 200,000                $11,750 / 47,000 (a)
the Board and
President
------------------- ------------- -------------- --------------------------------- ---------------------------------


James D. Forbes,
Assistant
Treasurer and             -             -               508,000 / 110,000                $11,750 / 25,850 (a)
Director
-----------------

(a) Based on the closing bid price ($.99) of the Company's Common Stock on the Nasdaq Stock Market on December 31, 1999.

         Directors who are full-time employees receive no compensation for their services as directors. With the exception of Messrs. Eichberg and Schellmann, all of the Company's directors are full-time employees.

         Messrs. Eichberg and Schellmann, the outside directors of the Company, are being compensated for their services as follows. In 1998, upon joining the Board of Directors, both outside directors received options to purchase 10,000 shares of the Company's common stock. The options have a five-year term and are exercisable at $0.938 per share. In 1999, both outside directors received options to purchase an additional 10,000 shares of the Company's stock, which have a five-year term and are exercisable at $.75 per share. In February, 2000, both outside directors (Messrs. Eichberg and Schellmann) received options to purchase an additional 20,000 shares of the Company's stock; these options have a five-year term and are exercisable beginning February, 2001, at $1.00 per share. The outside directors receive $1,000 per Board or committee meeting attended and the Company will pay for reasonable expenses incurred in conjunction with those meetings. In addition, the outside directors receive $1,000 per gaming application filed with gaming regulators to compensate them for their time spent.

                        COMPLIANCE WITH SECTION 16(a) OF
                           THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than 10% of its outstanding common stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

         To the Company's knowledge (based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended December 31, 1999), all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with in a timely manner.

STOCK PRICE PERFORMANCE

         This information is incorporated by reference from Part II, Item 5, in the Company's Annual Report on Form 10KSB for the year ended December 31, 1999.

TRANSACTIONS WITH MANAGEMENT

On February 23, 1998, each of Messrs. Haitzmann, Hoetzinger, Forbes and Teufelberger, directors and officers of the Company, purchased a 2% equity interest in Century Casinos Africa (Pty.) Limited ("CCA"), a subsidiary of the Registrant, at a cost of approximately $500 each. The shares were received pursuant to CCA's 1998 Share Incentive Plan, which was approved by Company's Board of Directors in early 1998. The amount paid was substantially in excess of CCA's book value per share at that time. In connection with Mr. Teufelberger's resignation from the Company, his equity interest has been returned to the Company.

     At April 21, 1999, the Company had an unsecured note payable April 1, 2004, in the principal amount of $380,000 to Thomas Graf, a founding stockholder of the Company.

         There have been no transactions with management, except as otherwise disclosed herein, since the date of the Company's last annual meeting on December 19, 1999, and the transactions disclosed in the Proxy Statement for that meeting.

NO RELATIONSHIP WITH MR. TEUFELBERGER

     The Company has been instructed by The Colorado Division of Gaming to sever, and has severed, all ties with Mr. Teufelberger, effective March 21, 2000, and to have no further involvement with Mr. Teufelberger in any way from that date forward. Further, the Colorado Division of Gaming has demanded that Mr. Teufelberger surrenders his casino license and that he must complete an affidavit of surrender. The Colorado Division of Gaming has also asked the Company to disclose to it Mr. Teufelberger's shareholdings in the Company and to monitor this number going forward. In following these instructions, the Company has severed all ties with Mr. Teufelberger and has paid him all outstanding payments (at a discounted rate) under a previously executed Waiver and Release
and Consulting Agreement, dated     October 15, 1999.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     In the 1994 annual meeting, the stockholders approved a proposal to divide the Board into three classes of directors as nearly equal in number as possible. Presently, the Board consists of six directors comprising the following: (i) two Class I directors, Mr. Eichberg and Dr. Dinah Corbaci, who has been appointed by the Board of Directors to fill the vacancy created by the resignation of Mr. Teufelberger. The term of both Class I directors will expire at the 2001 Annual Meeting of Stockholders; (ii) two Class II directors, Messrs. Hoetzinger and Forbes, whose terms will expire at the 2002 Annual Meeting; and (iii) two Class III directors, Messrs. Haitzmann and Schellmann, who are standing for re-election at this Annual Meeting. Each director who is elected at an Annual Meeting will be elected for a three-year term expiring at the third Annual Meeting of Stockholders after such director's election. Accordingly, under most circumstances, directors of one Class only are elected at each year's Annual Meeting of Stockholders. If elected, all nominees are expected to serve until the expiration of their respective terms and until their successors are duly elected and qualified.

         At the 2000 Annual Meeting, two Class III directors will be elected. The proxies named on the enclosed proxy intend to vote for the election of the nominees for Class III directors, Erwin Haitzmann and Gottfried Schellmann. Proxies cannot be voted for a greater number of directors than the number nominated.

         Erwin Haitzmann, a nominee for a Class III director, is presently a member of the Board of Directors, having served continuously as a director since March 1994. He has indicated a willingness to serve; however, in the event he should become unable to serve as a director, the proxy will be voted in accordance with the best judgment of the persons acting under the proxy.

         Gottfried Schellmann, a nominee for a Class III director, is presently a member of the Board of Directors and a member of the Audit Committee, having served continuously as a director since January 1997. He has indicated a willingness to serve; however, in the event he should become unable to serve as a director, the proxy will be voted in accordance with the best judgment of the persons acting under the proxy.

         The information concerning Messrs. Haitzmann and Schellmann, the nominees for the Class III directors, is set forth above under "Information Concerning Directors and Executive Officers."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NOMINEES.


INDEPENDENT ACCOUNTANTS

     Deloitte & Touche, LLP ("Deloitte & Touche") was the Company's independent public accounting firm for the fiscal year ending December 31, 1999. The Audit Committee recommended, and the Board of Directors has selected, the accounting firm of Grant Thornton LLP ("Grant Thornton") to be the Company's independent accountants for the fiscal year ending December 31, 2000, subject to Grant Thornton's normal client acceptance procedure. The primary reason for this change of accounting firms is for purposes of convenience to the Company. Grant Thornton is located in Colorado Springs, Colorado, nearer (by 70 miles) to the Company's principal office in Cripple Creek, Colorado than Deloitte & Touche, whose nearest office is located in Denver, Colorado. There were no disagreements between the Company and Deloitte & Touche of the type which would require disclosure under Item 304 of Regulation S-B. A representative of Grant Thornton is expected to be present at the Annual Meeting via telephone and/or webcast, to make a statement and/or to respond to appropriate questions.

                                   PROPOSAL 2

              RATIFICATION OF FIRST SUPPLEMENT TO RIGHTS AGREEMENT

     On April 5, 2000, the Board of Directors of the Company unanimously approved and recommended to submit to the Company's stockholders for ratification a First Supplement to the Company's Rights Agreement. The Rights Agreement was initially approved by the Board of Directors on April 29, 1999.

         The Rights Agreement was initially adopted to protect the Company and its shareholders against takeover by a party who might be "adverse" to the stockholders' interest. The Rights Agreement provides that after (1) accumulation by a person or entity ("Acquiring Person") of 20% or more of the Company's outstanding stock; and (2) determination by the Board of Directors that such Acquiring Person is an "Adverse Person" (as defined in the Agreement), the Company will issue further stock, to dilute the shares of the adverse party.

         Pursuant to the express provisions of Section 26 of the Rights Agreement, it may be amended or supplemented at any time prior to the "Distribution Date." The "Distribution Date" is defined in the Agreement as 20 days after (i) the Company publicly announces that an Acquiring Person has acquired 20% beneficial ownership of the outstanding stock, (ii) a tender offer by an Acquiring Person, or (iii) an exchange offer by an Acquiring Person. None of these three triggering dates have yet occurred, so the Board has adopted a First Supplement to Rights Agreement (a copy of which is attached hereto as Exhibit A).

         The purpose of this First Supplement to Rights Agreement is to expressly allow additional accumulation of the Company's shares by a "friendly group" (defined in the First Supplement as a Company employee benefit plan, or Company directors who are directly elected by the shareholders, and/or officers duly appointed by those elected directors) without an automatic triggering or implementation of the rights plan. The intent of this modification is to insure that an inadvertent "triggering" of the rights plan (resulting in shareholder dilution), will not occur if there is accumulation of the Company's stock by a person or group not deemed to be "adverse" to the Company's interests. Therefore, the First Supplement to the Rights Agreement, as adopted by the Board of Directors, expands definition of "Exempt Person" to include such a group, and therefore to exempt such accumulation from the "triggering" (dilution) provisions.

         The First Supplement to Rights Agreement, as adopted by the Board of Directors, and proposed for ratification by the Shareholders, is set forth in its entirety at Exhibit A. The modified language is contained at 1(iv) of the First Supplement, and is underlined.

         THE BOARD OF  DIRECTORS  RECOMMENDS  SHAREHOLDER  RATIFI-CATION  OF THE
BOARD'S ADOPTION OF THE FIRST SUPPLEMENT TO RIGHTS AGREEMENT, IN THE FORM ATTACHED AT EXHIBIT A.

                                    EXHIBIT A

                      FIRST SUPPLEMENT TO RIGHTS AGREEMENT

     This First Supplement to Rights Agreement, dated as of April 5, 2000, is made between Century Casinos, Inc., a Delaware corporation (the "Company"), and American Securities Transfer & Trust, Inc., a Colorado corporation, as Rights Agent (the "Rights Agent"),

                                   WITNESSETH

1. On April 29, 2000, the Company adopted a written Rights Agreement (the "Rights Agreement").

2. Section 26 of the Rights Agreement provides that the Company may amend or supplement the Rights Agreement, "Prior to the Distribution Date (as defined therein") (including, without limitation, the date on which the Distribution Date shall occur, the definition of Acquiring Person, the time during which the Rights may be redeemed or any provision of the Certificate of Designation) without the approval of any holders of certificates representing shares of Common Stock.

3. The parties now desire to supplement the Agreement, pursuant to the provisions of Section 26.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. The definition of "Exempt Person" under "Section 1. "Certain Definitions" is hereby amended to read in its entirety as follows (amended portions are underlined):

               "Exempt Person" shall include (i) the Company, (ii) any Subsidiary (as hereinafter defined) of the Company, (iii) any employee benefit plan of the Company or any of its Subsidiaries, or any entity holding shares of Common Stock which was organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such plan, or (iv) any Person (as defined herein), who meets the following requirements:

                    (a) such Person (or Persons) is (are) individuals or entities made up solely of directors of the Company, duly elected by the Shareholders, or officers of the Company duly appointed by such elected directors;

                    (b) such Person (or Persons) is (are) determined not to be an "Adverse Person," as defined herein.

2. The "Provided Further" clause under Section 3(a) is hereby amended by adding the following (amended portions are underlined):

          (i) immediately following (3), after the words "the Board of Directors shall approve..", a new subparagraph (y) to read as follows:


                    (y) if following the occurrence of the Stock Acquisition Date and prior to the Distribution Date, the Board of Directors, in exercise of its reasonable business judgment shall determine to cancel or hold the Distribution Date in abeyance;

                    (ii) the existing subparagraph (y) shall be renumbered as subparagraph (2).

                    (iii) a new final paragraph to read as follows:

                  Notwithstanding  the  foregoing,   if  a  cancellation  or  an
                  --------------------------------------------------------------
abeyance of the Distribution  Date,  pursuant to the provisions of the "Provided
--------------------------------------------------------------------------------
Further"  clause  above  Section  3(a),  (x),  (y)  or  (z)  has  occurred,  the
--------------------------------------------------------------------------------
Distribution Date shall be reinstated, at any time, if the Board of Directors in
--------------------------------------------------------------------------------
the exercise of its reasonable business judgment,  determines that the requisite
--------------------------------------------------------------------------------
conditions  to trigger  the Stock  Acquisition  Date,  without  cancellation  or
--------------------------------------------------------------------------------
further  abeyance of the  Distribution  Date, again exist. In that event, all of
--------------------------------------------------------------------------------
the applicable  procedures set forth in Section 3 shall be deemed to continue in
--------------------------------------------------------------------------------
full force and effect.
----------------------

         3. All other provisions of the existing Rights Agreement are hereby ratified, confirmed and approved, and shall remain unchanged, in full force and effect, and shall thereafter proceed as set forth therein.

         IN  WITNESS  WHEREOF,   the  parties  hereto  have  caused  this  First
Supplement to Rights Agreement to be duly executed, all as of the date and year first above written.


Attest:                                    CENTURY CASINOS, INC.


________________________________           By:_______________________________
Secretary                                         Erwin Haitzmann, Chairman



Attest:                                    AMERICAN SECURITIES TRANSFER
                                           & TRUST, INC., as Rights Agent


_______________________________            By:_____________________________

PROXY                          CENTURY CASINOS, INC.                       PROXY
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of Century Casinos, Inc. acknowledges receipt of the Notice of Annual Meeting of Stockholders, to be held on Thursday, June 15, 2000, at Casino Millennium in Prague, Czech Republic, at 6:00 p.m. Central European Time, and hereby appoints Erwin Haitzmann or Peter Hoetzinger, or either of them, each with the power of substitution, as attorneys and proxies to vote all the shares of the undersigned at said Annual Meeting and at all adjournments thereof, hereby ratifying and confirming all that said attorneys and proxies may do or cause to be done by virtue hereof. The above-named attorneys and proxies are instructed to vote all of the undersigned's shares as follows:

(1)      To elect two Class II directors to the Board of Directors:

         Gottfried Schellmann     [ ] FOR          [ ] AGAINST       [ ] ABSTAIN
         Erwin Haitzmann          [ ] FOR          [ ] AGAINST       [ ] ABSTAIN

(2) A proposal to ratify the Board of Directors' approval of a First Supplement to Rights Agreement:

                        [ ] FOR          [ ] AGAINST       [ ] ABSTAIN

(3) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                    (Continued and to be signed on reverse side)
--------------------------------------------------------------------------------
                                                     (Continued from other side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

                                    Dated this ______ day of ____________, 2000.

                                    Signature___________________________________

                                    Signature___________________________________

               Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.

               Please sign, date and return this proxy immediately.

               Note: Securities dealers, please state the number of Shares voted by this proxy.
                              -----------------------